UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

☒Preliminary Information Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐Definitive Information Statement

SPRING CREEK CAPITAL CORP.
(Name of Registrant As Specified In Its Charter)

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PRELIMINARY COPY

SPRING CREEK CAPITAL CORP.
120 Wall Street, Suite 2401
New York, NY 10005

INFORMATION STATEMENT
PURSUANT TO SECTION 14C OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about June  __, 2010 to all holders of record at the close of business on June __, 2010 who hold outstanding shares of common stock ($0.001 par value) of Spring Creek Capital Corp., a Nevada corporation, or the Company, trading on OTC.BB under the symbol “SCRK.OB”

The corporate actions consist of the following:

1.
The approval of the Company withdrawing its election to be regulated as a Business Development Company, or BDC, as defined in Section 2(a)(48) of the Investment Company Act, or the ICA, under Sections 55 to 65 of the ICA; and

2.	The approval of the change of our name to Spring Creek Healthcare Systems, Inc.

These actions were unanimously approved by the Company’s board of directors on February 9, 2010 and by the holders 53.05% of the Company’s outstanding shares of common stock on February 9, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

New York, New York	By:	/s/ Kelly T. Hickel
June , 2010		Kelly T. Hickel
Chief Executive Officer

SPRING CREEK CAPITAL CORP.
PRELIMINARY SCHEDULE 14C

SPRING CREEK CAPITAL CORP.
120 Wall Street, Suite 2401
New York, NY 10005

__________________

INFORMATION STATEMENT

___________________

This Information Statement contains information related to certain corporate actions of Spring Creek Capital Corp., a Nevada corporation, and is expected to be mailed on or about June  __, 2010 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share, of record at the close of business on June __, 2010.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on June __, 2010 (the “Record Date”), of two corporate actions taken pursuant to the written consent of seven (7) shareholders, referred to as the consenting shareholders. Specifically, the consenting shareholders have approved the following proposals:

(1)
the approval of the Company withdrawing its election to be regulated as a Business Development Company, or BDC, as defined in Section 2(a)(48) of the Investment Company Act, or the ICA, under Sections 55 to 65 of the ICA;  and

(2)	an amendment of our Certificate of Incorporation to change the Company’s name to Spring Creek Healthcare Systems, Inc.

The consenting shareholders hold shares of common stock and shares are entitled to cast a number of votes equal to 53.05 % of the total voting capital stock on all matters submitted to the shareholders for approval, including the matters set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of common stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 53.05 % of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 53.05 % of the total voting capital stock of the Company, hold a majority of the total voting capital stock required to vote on each matter. They have consented to the following matters:

•  For the approval of the Company withdrawing its election to be regulated as a BDC, as defined in Section 2(a)(48) of  the ICA, under Sections 55 to 65 of the ICA; and

•   For the approval to amend the Certificate of Incorporation of the Company to change its name to Spring Creek Healthcare Systems, Inc.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved each item in this Information Statement.

What Vote Is Required to Approve Each Proposal?

Each proposal required the approval of a majority of the outstanding shares of our common stock and preferred stock entitled to vote, voting as a single class.

FORWARD-LOOKING STATEMENTS

 Statements in this Information Statement that are not historical facts constitute forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Those factors include, among other things, those listed under “Risk Factors” and elsewhere in this annual report. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility.

INFORMATION ON THE CONSENTING SHAREHOLDERS

As of the Record Date, we had 34,230,000 shares of common stock issued and outstanding.   A vote by the holders of at least a majority of our common stock is required to affect each of the actions described in this Information Statement.

Seven (7) shareholders who hold shares of common stock have consented to the proposals, and the number of shares within his voting control as of the Record Date is listed below. The following shareholders hold 53.05 % of the shares of voting capital stock and accordingly, have sufficient shares to approve each matter:

	Number of Common Shares Entitled to Vote	Percentage of Total Voting Capital Stock(1)
1162489 Alberta, Ltd. 1727 Bowness Road NW. Calgary, Alberta, Canada. T2N 3K3	1,440,000	4.21%

Albury Investments Limited, Suite 906, Ocean Centre, Harbour City, 5 Canton Road, TST Kowloon, Hong Kong	1,405,250	4.11

Griffyn Financial Services, Inc. 4527, Holly Park Court Ladner, BC. Canada. V4K 4S7	1,440,000	4.21

LeadDog Capital LP 120 Wall Street, Suite 2401 New York, NY 10005	753,750	2.20

LeadDog Capital Partners, Inc. 120 Wall Street, Suite 2401 New York, NY 10005	741,640	2.17

Lawler & Associates, PLC 29377 Rancho California Rd., Suite 204 Temecula, CA 92591	11,280,000	32.95

Rifenburgh Family Limited Partnership 2637 E. Atlantic Blvd #133, Pompano Beach, Fl, 33062	100,000	0.29

LM Family Limited Partnership 3 Tennis Court Road Mahopac, NY 10451	1,100,000	3.21

The proposals, therefore, have been approved by the stockholders of the Company.  Each of the actions contemplated by the proposals will become effective 20 days after the mailing of this Information Statement to our stockholders and, in the case of the withdrawal, upon the filing with the Commission of Form N-54C, which is attached hereto as Exhibit A, and, in the case of the name change, upon the filing of the certificate of amendment to the certificate of incorporation reflecting the name change, which is attached hereto as Exhibit B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set out below is the ownership, as of June __, 2010 of our Common Stock by each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, our directors, named executive officers and our executive officers and directors as a group.  The address of each of the stockholders listed below except as noted is c/o Spring Creek Capital, Corp., 120 Wall Street, Suite 2401, New York, New York 10005.  To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. To our knowledge, there are not any pending or anticipated arrangements that may cause a change in control of the Company.

Name and Address	Number of Common Shares Entitled to Vote		Percentage of Total Voting Capital Stock(1)
Kelly T. Hickel, Chief Executive Officer and Director	-	(2)
Jan E. Chason, Chief Financial Officer and Director	-	(3)
Richard F. Rifenburgh, Director	100,000	(4)
Joseph P. Connell, Director	-	(4)
Glenn T. Hall, Director	50,000	(5)	*	%
Robert I.Hanfling, Director	-	(4)
Randall E. McCoy, Director	-	(6)
Lawler & Associates, PLC 29377 Rancho California Rd., Suite 204 Temecula, CA 92591	11,280,000	(7)	32.95%
Executive Officers and Directors As A Group	150,000		*	%
——————
(1)
Applicable percentage of total voting stock is based on 34,230,000 shares of Common Stock issued and outstanding on June __, 2010. We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after _____   , 2010 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

(2)
Excludes 600,000 shares of common stock and currently exercisable warrants to purchase 125,000 shares of common stock and 650,000 of common stock to be issued to be issued to FSR, due Compensation for services rendered by Mr. Hickel is paid to FSR, Inc.

(3)	Excludes currently exercisable warrants to purchase 125,000 shares of common stock and 550,000 shares of common stock to be issued.
(4)	Excludes currently exercisable warrants to purchase 125,000 shares of common stock and 250,000 shares of common stock to be issued.
(5)	Excludes 350,000 shares of common stock to be issued and currently exercisable warrants to purchase 125,000 shares of common stock.
(6)	Excludes currently exercisable warrants to purchase 125,000 shares of common stock and 550,000 shares of common stock to be issued.
(7)	Lawler & Associates disclaims beneficial ownership of these shares as it is holding them in trust for certain clients.
*	Less than 1% of the total share outstanding.

PROPOSAL 1

PROPOSAL TO WITHDRAW THE ELECTION TO BE A BUSINESS DEVELOPMENT COMPANY

Summary

On April 23, 2009, Spring Creek Capital Corp., or the Company, filed an election to become a Business Development Company, or BDC, under Section 54 of the Investment Company Act, or the ICA. The Company intends to withdraw that election pursuant to Section 58 of the ICA.

What is a BDC?

A BDC is a closed-end investment company as that term is defined in the ICA. BDCs do not carry on active businesses; rather they are holding companies that invest in portfolio companies, which may benefit from the management expertise and resources of the BDC. BDCs are subject to various regulatory restrictions on their operations and various other affirmative regulatory requirements as discussed in more detail below.

Why did the Company elect to become a BDC?

The Company was a closed-end management investment company which in April 2009 elected to be treated as a BDC under the ICA.  The Company was originally formed in May 2006 to be engaged in the exploration of mineral properties for copper and other metals; however, as a result of the April 2009 change in business plan to be a specialty investment company principally providing capital and other assistance to start-up and micro-cap companies in the medical, pharmaceutical and healthcare industry, the mining operations were discontinued.  Given the Company’s businesses and prospects at that time that it filed an election to become a BDC, the benefits of the election were determined to outweigh the disadvantages.

Why Elect Non-BDC Status Now?

The nature of Company’s business and investment focus has changed from investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company.  Accordingly, the Company’s current management and board have determined that the difficulties and costs of compliance with BDC requirements are no longer appropriate and may in fact negatively affect the Company’s future growth. Some of the difficulties and costs borne from the regulatory regime governing BDCs are reviewed below along with some that are specific to our Company.

Inherent Generic Difficulties and Costs in Operating BDCs

•      BDCs are poorly understood by the investing public. The experience of the Company’s management in dealing with investors has convinced us that the typical investor in the Company’s stock has little or no understanding of the BDC election and its implications.

•     There is little in the way of precedent to guide the operators of BDCs. There is dearth of information regarding the operation of BDCs. Compliance is complicated, and there is very little in the way of definitive guidance available amongst most securities attorneys, accountants and auditors. By contrast, these persons are much more familiar with the rules applicable to normal non-BDC public companies.

• The Investment Company Act of 1940 also imposes, among others, the following regulations on BDCs:

(a) The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

(b) The issuance of warrants and options by a BDC is subject to certain limitations;

(c) A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

(d) A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

(e) A BDC must carry its investments at fair value even if a public trading market doesn’t exist, rather than at cost in its financial reports;

(f)  The composition of a BDC's Board is restricted (e.g., participation by investment bankers and certain other participants is limited), in addition, a majority of the Board must be independent members, and certain activities by the Company must be approved by the independent members of the Board;

(g) There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

(h)  There are limits on the types of assets that a BDC may acquire. A BDC may not acquire any asset other than "qualifying assets" unless, at the time the acquisition is made, such "qualifying assets" represent at least 70% of the value of the BDC's total assets. "Qualifying Assets" generally include: (i) securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment. A BDC may invest in the securities of public companies and other investments that are not "qualifying assets," but such investments may not exceed 30% of the BDC's total asset value at the time of such investment;

(i) A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

(j) A BDC is restricted in its ability to repurchase its shares directly from stockholders.

Deliberations on BDC Status

In December 2009,as a result of the increasing number of opportunities in the healthcare sector for its subsidiaries Stratis Healthcare, Inc., BioCube, Inc. and Eco Blends, Inc.,  the Company’s management recommended to the Board that the Company concentrate on operating its subsidiaries. This led to an internal examination of the benefits and disadvantages of the Company’s status as a BDC.

In particular, the Board discussed the Company’s evolution to more of an operating company as the majority of the Company’s resources were allocated to managing the operating activities of its holdings. Additionally, it was noted that the Company’s subsidiaries operated in an expanding market that the Board believes offers significant growth potential for the Company’s shareholders.

The Board also considered the disadvantages of continuing the Company’s BDC status.  After two meetings and numerous informed discussions, and after consultation with market participants, industry experts and legal counsel, the Board determined that the Company’s prospects would be enhanced if the Company were to withdraw as a BDC and instead continue as a non-BDC operating company.

Additional Considerations for Withdrawal of the Company’s BDC Status

In addition to considering all of the foregoing, the Board’s decision was based on the following additional considerations.

Related Party Transactions

The ICA significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other. To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC's, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company. The Company believes situations may arise in which a corporation's best interests are served by such transactions. The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company's directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (provided full disclosure of all material facts regarding the transaction and the interested party's relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

Business Focus

The nature of the Company's business is changing from a business that intended to be in the business of investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company whose focus is on acquiring controlling interests in companies and becoming intimately involved with the day-to-day operation of our portfolio companies. The Board believes that BDC regulations would be inappropriate for such activities.

Issuance of Common Stock

By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval. Conceivably, the market prices for "BDC" stock could be lower than net asset value, making it much more difficult for the BDC to raise equity capital. While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company's Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.  The Company has not sold stock below net asset value.

Compensation of Executives

The ICA limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash. For example, the issuance of Restricted Stock is generally prohibited and the use of stock options is significantly limited. However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

Eligible Investments

As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the "70% test"). Because of the limitations on the type of investments the Company may make, as well as the Company's total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

Burden of Complying with the Investment Company Act

The Company must incur significant general and administrative costs in order to comply with the regulations imposed by the ICA. Management has already devoted considerable time to issues relating to compliance with the ICA and the Company incurs legal and accounting fees with respect to such matters. The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company. The Board believes that resources now being expended on the ICA compliance matters could be utilized more productively if devoted to the operation of the Company's business. The Board has determined that the costs of compliance with the ICA are substantial, especially when compared to the Company's relative size and net income, and that it would therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the ICA altogether. In addition, the Board believes the withdrawal of the Company’s BDC election will have the following beneficial effects:

(a)  The Company can utilize the equity method of accounting, which allows the consolidation of all subsidiary and parent company financials;

(b)  Some of the Company's future investments may be in foreign companies, which is prohibited as a BDC under the ICA;

(c)  The Company is currently prohibited from raising capital through the issuance and sale of stock if it is sold below net asset value.  If the Company withdraws its BDC election, it will be permitted to raise money through the sale of its stock based on fair market value, even if that value is less than net asset value;

(d)  The Company can utilize debt in a beneficial way. Currently the Company must have an asset to debt ratio of no more than 2:1 net asset to senior security;

(e)  The Company could use preferred stock to make acquisitions;

(f)  The Company could use a stock option plan to compensate directors and others for services rendered;

(g)  As an operating company, we would be allowed to engage in affiliated transactions that would benefit the Company.

The Board of Directors’ Recommendation

The Board believes that for the above reasons, particularly the opportunities presented by concentrating in the healthcare industry, that it is in the stockholders’ best interests to have the Company withdraw its election to be treated as a BDC.  Further, the Board believes that the burdensome nature of the many ICA restrictions will ultimately have the effect of dampening market interest in the Company and hinder its growth. The Board has determined that the most efficacious way to reduce these costs, improve prospects, and eliminate the competitive disadvantages the Company experiences due to compliance with the many requirements and restrictions associated with operating as a BDC under the ICA would be to withdraw the Company's election to be treated as a BDC. As an operating company, the fundamental nature of the Company's business will change from that of investing in a portfolio of securities whose value will vary with the perceptions of the investing public to that of being actively engaged in the ownership and management of operating businesses with the goal of facilitating the generation of net profits in the operations of those businesses. Our business plan includes making strategic investments in cash-flow positive businesses with strong perceived growth potential in the healthcare industry. The Board considered other effects of withdrawal of its election to operate as a BDC. These considerations are summarized below:

Effect of Election to Withdraw as a BDC on the Company's Financial Statements

The election to withdraw the Company as a BDC under the ICA result in a significant change in our method of accounting which was reflected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010. The differences in accounting methods are as follows:

1.
The Company formerly utilized the BDC financial statement presentation which employed the value method of accounting used by investment companies, which allows BDCs to recognize income and value their investments at market value as opposed to historical cost.  As an operating company, the Company adopted the financial statement presentation and accounting for securities held which provides for either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment.

2.
Change in the Company’s method of accounting could reduce the reported value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of its holdings as the increase occurs;

3.	As an operating company, the Company consolidates its financial statements with its controlled subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.

Pursuant to ASC 250 – Accounting Changes and Error Corrections in reporting the changes in a reporting entity, the Company restate d its previously issued financial statements for all prior periods presented in order to show financial information for new reporting entity for all periods in a consistent manner.

The Company never elected to be treated for U.S. federal income tax purposes, nor did it to qualify, as a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As a result, the Company has been and will continue to be taxed as a regular corporation under Subchapter C of the Internal Revenue Code (a “C" corporation”).

Potential Adverse Effects on Stockholders if BDC Election is Withdrawn

The ICA codifies many common law and other stockholder protections that are often found in the common law, but which are intended to provide a BDC’s stockholders with express statutory rights. If the Company’s BDC status is withdrawn, then these statutory protections will no longer be available.  For example, if BDC election is withdrawn, then stockholders may be adversely affected by withdrawal of the requirement that a majority of the Board be independent of management.  Similarly, the Company will no longer have restrictions on investments and stock issuance, and officers and directors would be able to receive stock in the Company.

PROPOSAL 2

PROPOSAL TO CHANGE OF NAME TO SPRING CREEK HEALTH SYSTEMS, INC.

We were incorporated in the State of Nevada in 2006 as Spring Creek Capital Corp., and at the outset our business consisted of an investment in a mine. As noted above, our business evolved early in 2009 into that of a business development company focused on investments in the health care industry.  While the Spring Creek Capital Corp. name had no special significance to that business, it was not an inappropriate name for a BDC. However, with the further evolution of our business, the Board of Directors determined that a name that more closely identifies us with our ongoing business would be in the best interests of us and our shareholders.  Therefore, at a meeting of the Board of Directors on February 9, 2010, the Board unanimously approved the change of our corporate name to Spring Creek Health Systems, Inc.

Under the laws of the State of Nevada, a change of a corporation’s name requires the approval of its stockholders, either at a meeting or by consent of the holders of a sufficient number of shares. In this case, the holders of a majority of our outstanding shares have approved the change. The change was approved by the same holders as reflected in Proposal 1 of this Proxy Statement. The name change will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation in the State of Nevada. This filing will be made after 20 days have elapsed since the mailing of this Information Statement to our stockholders.

This information statement is your notice that the proposal concerning the withdrawal proposal has been approved and you will receive no further notice when the change becomes effective.
Except as set forth above, no director or officer of the Company or associate of any director or officer of the Company has a substantial interest in the withdrawal proposal.  No director of the Company has informed the Company in writing that such director intends to oppose the withdrawal proposal.  No security holder entitled to vote at a meeting or by written consent has submitted to the Company any other proposal.

By Order of the Board of Directors,

/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer and Director
June __, 2010
New York, NY

NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of the stockholders.  We will promptly deliver upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Spring Creek Capital Corp..
Attn: Jan E. Chason, Chief Financial Officer
120 Wall Street, Suite 2401
New York, NY  10005
(646) 961-4459

Stockholders may also address future requests for separate delivery of Information Statements, annual reports and proxy statements, or request delivery of a single copy of Information Statements, annual reports and proxy statements if they are receiving multiple copies, to us at the address listed above or by contacting us by telephone at (646) 896-3050.

EXHIBIT “A”

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-54C

NOTIFICATION OF WITHDRAWAL OF ELECTION TO BE SUBJECT TO SECTIONS 55 THROUGH65
OF THE INVESTMENT COMPANY ACT OF 1940, FILED PURSUANT TO SECTION 54(C)
OF THEINVESTMENT COMPANY ACT OF 1940

The undersigned business development company hereby notifies the Securities and Exchange Commission that it withdraws its election to be subject to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of section 54(c) of the Act, and in connection with such notice of withdrawal of election submits the following information:

Name:   Spring Creek Capital Corp.
Address of Principal Business Office:   120 Wall Street, Suite 2401, New York, NY 10005
Telephone Number (including area code):   (646) 896-3050
File Number under the Securities Exchange Act of 1934:   814-00783

In addition to completing the cover page, a company withdrawing its election under Section 54(a) of the Act must state one of the following bases for filing the notification of withdrawal:

☐	A.
The company has never made a public offering of its securities; does not have more than 100 security holders for purposes of section 3(c)(1) of the Act and the rules thereunder; and does not propose to make a public offering.

☐	B.
The company (1) has distributed substantially all of its assets to its security holders and has effected, or is in the process of effecting, a winding-up of its affairs, and (2) is not liquidating as part of a merger.

☐	C.
The company has (1) sold substantially all of its assets to another company; or (2) merged into or consolidated with another company. Give the name of the other company and state whether the other company is a registered investment company, a company excluded from the definition of an investment company by section 3(c)(1) of the Act, a business development company, or none of the above.

☒	D.
The company has changed the nature of its business so as to cease to be a business development company, and such change was authorized by the vote of a majority of its outstanding voting securities or partnership interests.

☐	E.	The company has filed a notice of registration under Section 8 of the Act. State the filing date of the Company's notice of registration (Form N-8A) under the Act.
☐	F.	Other. Explain the circumstances surrounding the withdrawal of election.

The opportunities available as an operating company, and the difficulties and costs associated with being a BDC, led the Board of Directors to authorize the withdrawal of this election.

Holders of shares of common stock of the Company representing 50.13percent (50.13%) of the 34,230,000 validly issued shares of the Company, signed the Action By Written Consent in favor of the change. There were no votes cast against the decision to cease being a business development company. An Information Statement on Schedule 14C was filed by the Company with the Commission on June __, 2010 in connection with the decision, and was mailed to shareholders on that date.

SIGNATURE

Pursuant to the requirements of the Act, the undersigned company has caused this notification of withdrawal of election to be subject to sections 55 through 65 of the Act to be duly signed on its behalf in ___________, __ on the___ day of _______, 2010.

SPRING CREEK CAPITAL CORP.

By:     /s/ Kelly T. Hickel,
Kelly T. Hickel
Chief Executive Officer and Director

Attest: /s/ Jan E. Chason,
 Jan E. Chason
 Chief Financial Officer and Director

EXHIBIT “B”

CERTIFICATE OF AMENDMENT OF THE
 CERTIFICATE OF INCORPORATION OF
SPRING CREEK CAPITAL CORP
a Nevada Corporation

    Spring Creek Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada (the “Corporation”),

    DOES HEREBY CERTIFY:

    FIRST:  That the Certificate of Incorporation of the Corporation be amended by changing paragraph 1to read as follows:

    FIRST:    The name of this Corporation is Spring Creek Healthcare Systems, Inc.

    SECOND:   That said amendment was duly adopted in accordance with the provisions of the Nevada General Corporation Law.

    THIRD:  That the capital of the Corporation shall not be reduced under or by reason of said amendment.

    IN WITNESS WHEREOF, the undersigned has executed this certificate on June __, 2010 and certifies under penalty of perjury that he has read the foregoing and knows the contents thereof, and that the statements therein are true and correct of his own knowledge.

SPRING CREEK CAPITAL CORP.

By:
Kelly T. Hickel, Chief Executive Officer